THIS THIRD AMENDMENT TO THE ASSET PURCHASE AGREEMENT (the "**Third Amendment**") is made on the 14th day of September, 2017 by and between BDO Canada Limited, in its capacity as Court-appointed receiver of Astoria Organic Matters Ltd. and Astoria Organic Matters Canada LP, and not in any other capacity (in such capacity, the "**Receiver**"), SusGlobal Energy Belleville Ltd., as purchaser (the "**Purchaser**"), and, for the purposes of Section 8.18 of the APA, SusGlobal Energy Canada Corp. (the "**Parent**").

PREAMBLE

WHEREAS the Receiver, the Purchaser and the Parent have entered into an asset purchase agreement dated July 27, 2017 (the "**APA**");

AND WHEREAS the Receiver, the Purchaser and the Parent amended the APA by way of an amendment to the APA dated August 1, 2017 (the "**First Amendment**");

AND WHEREAS the Receiver, the Purchaser and the Parent further amended the APA by way of a second amendment to the APA dated August 29, 2017 (the "**Second Amendment**");

AND WHEREAS the Purchaser has requested that the Receiver agree to extend the Closing Date to on or before September 15, 2017 (the "**Extension Request**");

AND WHEREAS the Receiver and the Purchaser have agreed to the Extension Request on the terms set out in **Schedule "A"**, which terms were acknowledged and accepted by the Purchaser, and to further amend the APA as indicated in this Third Amendment.

NOW THEREFORE, in consideration of the covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

1. The preamble forms an integral part of this Third Amendment.

2. Unless otherwise defined herein (including the recitals above), defined terms used herein shall have the meanings ascribed to such terms in the APA.

3. The definition of "Closing Date" in Section 1.01 of the APA shall be deleted in its entirety and replaced with the following:

   "**Closing Date**" means on or before September 15, 2017."

4. Section 2.03(a) of the APA shall be amended as follows:

   "(a) cash in an aggregate amount of $4,100,000 plus the Receivable Purchase Payment; plus"

5. Section 2.10(1)(b) of the APA shall be amended as follows:

   "(b) cash by way of a wire transfer at the Time of Closing of immediately available funds to an account specified by the Receiver equal to $3,500,000 plus the Estimated Receivable Purchase Payment;"

6. Section 5.04(1)(b) of the APA shall be deleted in its entirety and replaced with the following:

"(b) by the Purchaser if a condition in Section 5.01 becomes impossible to satisfy prior to September 15, 2017 (the "**Outside Date**") (other than through the failure of the Purchaser to comply with its obligations under this Agreement) and the Purchaser has not waived such condition;"

7. Except as amended as of the date hereof by this Third Amendment (including Schedule A hereto), the APA shall remain unmodified and in full force and effect in accordance with its terms. On and after the date hereof, each reference in the APA to "this Agreement", "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions referring to the APA refer to the APA as amended by the First Amendment, the Second Amendment and this Third Amendment.

8. This Third Amendment shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

9. This Third Amendment (including Schedule A hereto), the Second Amendment, the First Amendment, the APA (including the agreements contemplated thereunder) and the Non-Disclosure Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and such agreements cancel and supersede any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Third Amendment, the Second Amendment, the First Amendment, the APA (including the agreements contemplated thereunder) or in the Non-Disclosure Agreement.

10. This Third Amendment and all documents contemplated by or delivered under or in connection with this Third Amendment may be executed and delivered in any number of counterparts, including by means of telecopied, PDF or other digital format signature pages, with the same effect as if all parties had signed and delivered the same document, and all counterparts shall together constitute one and the same original document.

[signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Third Amendment on the date first above mentioned by their respective officers thereunto duly authorized.

SUSGLOBAL ENERGY BELLEVILLE LTD.

Per: ____________________
Name: MARC HAZOUT
Title: PRESIDENT
I have authority to bind the corporation

Per: ____________________
Name: Ike Makrimichalos
Title: Chief Financial Officer
I have authority to bind the corporation

For the purposes of Section 8.18:

SUSGLOBAL ENERGY CANADA CORP.

Per: ____________________
Name: MARC HAZOUT
Title: PRESIDENT
I have authority to bind the corporation

Per: ____________________
Name: Ike Makrimichalos
Title: Chief Financial Officer
I have authority to bind the corporation

BDO CANADA LIMITED, solely in its capacity as Receiver of ASTORIA ORGANIC MATTERS LTD. and ASTORIA ORGANIC MATTERS CANADA LP, and not in any other capacity

Per: ______________________________
Name: Angelo Consoli
Title: Vice President

SCHEDULE A

[Attached copy of Extension Terms]

30409010.1